===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                APRIL 10, 1998
                                (Date of Report)


                           UNIVERSAL FOODS CORPORATION
             (Exact name of registrant as specified in its charter)

     WISCONSIN                       1-7626                        39-0561070
  (State or other                (Commission File                 (IRS Employer
  jurisdiction of                     Number)                       ID Number)
   incorporation)


                            433 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                    (Address of principal executive offices)



                                 (414) 271-6755
              (Registrant's telephone number, including area code)

===============================================================================

ITEM 5.  OTHER EVENTS

         STOCK SPLIT. On April 9, 1998, the Board of Directors of Universal Foods Corporation declared a two for one stock split in the form of a 100% stock dividend on its common stock (par value $.01 per share). The record date for the stock dividend is May 6, 1998 and the payment date is May 22, 1998. Cash will be distributed in lieu of fractional shares.

         CASH DIVIDEND. Also on April 9, 1998, the Board of Directors of Universal Foods Corporation declared a cash dividend of twenty-six and one-half cents ($0.265) per share on its common stock (par value $.01 per share). The cash dividend is payable on June 1, 1998 to shareholders of record on May 6, 1998 on a "pre-split" basis (each share held of record on May 6, 1998 will receive a cash dividend of $0.265 before giving effect to the above-referenced stock split).

         PRESS RELEASE. Also on April 9, 1998, Universal Foods Corporation issued a Press Release announcing the above-referenced stock split and cash dividend. A copy of said Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing declaration of stock split and cash dividend.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               UNIVERSAL FOODS CORPORATION
                                               (Registrant)

                                               By: /s/ John L. Hammond
                                                   -----------------------
                                                   John L. Hammond
                                                   Vice President, Secretary and
                                                   General Counsel


Date: April 10, 1998

                           UNIVERSAL FOODS CORPORATION
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K


                                                                                      Incorporated
     Exhibit                                                                            Herein By            Filed
      Number                                 Description                                Reference          Herewith
     --------                                -----------                               ------------        --------
       99.1         Press release announcing declaration of stock
                    split and cash dividend.                                                                   X